Exhibit 21

                         Subsidiaries of the Registrant


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                                              Percentage of Limited
                                                Partnership Units
                                              Owned By Baron Capital    State of
Name of Limited Partnership                       Properties, L.P.     Formation
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Alexandria Development, L.P.                           40.00%           Delaware
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Baron Strategic Investment Fund, Ltd.                  93.75%           Florida
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Baron Strategic Investment Fund II, Ltd.              100.00%           Florida
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Baron Strategic Investment Fund IV, Ltd.              100.00%           Florida
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Baron Strategic Investment Fund V, Ltd.                97.50%           Florida
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Baron Strategic Investment Fund VI, Ltd.               96.65%           Florida
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Baron Strategic Investment Fund VIII, Ltd.            100.00%           Florida
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Baron Strategic Investment Fund IX, Ltd.               98.50%           Florida
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Baron Strategic Investment Fund X, Ltd.                97.62%           Florida
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Baron Strategic Vulture Fund I, Ltd.                  100.00%           Florida
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Brevard Mortgage Program, Ltd.                        100.00%           Florida
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Central Florida Income Appreciation Fund, Ltd.         98.57%           Florida
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Florida Capital Income Fund, Ltd.                      95.04%           Florida
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Florida Capital Income Fund II, Ltd.                   94.50%           Florida
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Florida Capital Income Fund III, Ltd.                  92.75%           Florida
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Florida Income Advantage Fund I, Ltd.                  98.40%           Florida
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Florida Income Appreciation Fund I, Ltd.              100.00%           Florida
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Florida Income Growth Fund V, Ltd.                     96.09%           Florida
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Florida Opportunity Income Partners, Ltd.             100.00%           Florida
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GSU Stadium Student Apartments, Ltd.                  100.00%           Florida
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Lamplight Court of Bellefontaine Apartments, Ltd.     100.00%           Florida
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Midwest Income Growth Fund VI, Ltd.                    93.33%           Michigan
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Realty Opportunity Income Fund VIII, Ltd.              95.76%           Florida
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Crystal Court Apartments II, Ltd.                     100.00%           Florida
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Heatherwood Kissimmee, Ltd.                           100.00%           Florida
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Riverwalk Enterprises, Ltd.                           100.00%           Florida
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